UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2023

AMERISAFE, INC.

(Exact Name of Registrant as Specified in its Charter)

Texas	001-12251	75-2069407
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2301 Highway 190 West

DeRidder, Louisiana 70634

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (337) 463-9052

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMSF	Nasdaq Stock Market LLC

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2023 the Company held its annual meeting of shareholders. All matters submitted for approval by the Company’s shareholders, as described in the Company’s proxy statement on Schedule 14A filed with the SEC on April 28, 2023, were approved. The number of common shares entitled to vote at the Company’s 2023 annual meeting of shareholders was 19,151,597, representing the number of shares outstanding as of April 17, 2023, the record date for the annual meeting.

The results of each matter voted on at the annual meeting were as follows:

1.	Election of directors. The following directors were elected for terms expiring at the 2026 annual meeting of shareholders:

	Votes For	Votes Withheld	Broker Non-Votes
Michael J. Brown	17,791,197	192,583	438,281
G. Janelle Frost	17,700,946	282,834	438,281
Sean M. Traynor	15,460,544	2,523,236	438,281

2.

Advisory vote on executive compensation. The compensation of the Company’s named executive officers as disclosed in the 2023 proxy statement under “Executive Compensation” and discussed under “Compensation Discussion and Analysis” was approved on an advisory basis.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,900,762	80,772	2,246	438,281

3.

Advisory vote on the frequency of shareholder advisory compensation votes going forward. Advisory votes regarding the frequency of shareholder votes on the compensation of the Company’s named executive officers were as follows:

Shares Voted For Every Year	Shares Voted For Every Two Years	Shares Voted For Every Three Years	Shares Abstentions
17,203,963	473	778,188	1,156

The Company’s board of directors recommended an advisory shareholder vote on executive compensation every year until the next required vote on such frequency is conducted. Accordingly, the advisory compensation vote being taken every year received the highest number of shareholder votes.

4.	Ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2023. The appointment was ratified.

Votes For	Votes Against	Abstentions
17,544,348	873,235	4,478

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISAFE, INC.

By:	/s/ Kathryn H. Shirley
Kathryn H. Shirley
Executive Vice President,
Chief Administrative Officer and Secretary

Date: June 12, 2023